UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2005

L.A.M. PHARMACEUTICAL, CORP.
(Exact name of registration as specified in its charter)

Delaware	0-30641	52-2278236
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

800 Sheppard Avenue West,
Commercial Unit 1
Toronto, Ontario, Canada M3H 6B4
(Address of principal executive offices) (ZIP Code)

(877) 526-7717
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement

          On January 17, 2005, the Board of Directors of L.A.M. Pharmaceutical, Corp. (the “Company”), by unanimous written consent, amended the Company’s Stock Bonus Plan (the “Plan”) such that an additional 17,000,000 shares of the Company’s common stock, par value $.0001 per share, be reserved for issuance pursuant to the provisions of the Plan attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 10.1 Stock Bonus Plan (as amended on January 17, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.A.M. Pharmaceutical, Corp.

January 18, 2005	By:	/s/ Joseph T. Slechta

Joseph T. Slechta, President,
Chief Executive Officer,
Principal Financial Officer,
Principal Accounting Officer and Director.